Exhibit 10 (h)

FUTURE RECEIVABLES SALE AGREEMENT

This FUTURE RECEIVABLES SALE AGREEMENT (“Agreement”) dated 08/08/2019 (“Effective Date”), is made by and between the undersigned Knight Capital entity (“Purchaser”), and

ABCO SOLAR, INC.	(“Merchant”).

Purchase Price: (The dollar amount Purchaser is paying for the Amount Sold.) $105,000.00	Amount Sold: (The amount of Future Receivables being sold by Merchant.) $144,900.00	Purchased Percentage: (The percentage of daily Future Receivables that Merchant agrees to remit to Purchaser.) 12.09%	Dollar Amount of Purchased Percentage: (This amount represents the daily dollar amount of the Purchased Percentage based upon the financial information Merchant provided to Purchaser.) $823.30

Purchaser and Merchant agree as follows:

1.

Sale. Merchant hereby sells to Purchaser a finite amount of its Future Receivables, the dollar value of which is set forth above as “Amount Sold”, in exchange for the Purchase Price. Merchant agrees to remit the Purchased Percentage of Merchant’s Future Receivables until Purchaser receives the total Amount Sold. “Future Receivables”, when used anywhere in this Agreement, means:

☑	All funds that Merchant receives from electronic payment cards to purchase Merchant’s products and services;
☑	All funds that Merchant receives from cash, checks, money orders, electronic transfer, electronic payment cards or other forms of payment to purchase Merchant’s products and services.

THIS IS NOT A LOAN. This is a sale of future receivables and, as such, there is no predetermined repayment term. Merchant is selling a portion of its future revenue stream to Purchaser at a discount, not borrowing money from Purchaser. If Merchant’s business declines or if Merchant’s business ceases to operate naturally, and in the normal, ordinary course of business (and Merchant has not violated, or deliberately frustrated performance of, the terms of this Agreement, or otherwise deliberately deceived Purchaser), Merchant will not be in default under this Agreement. Purchaser is entering into this Agreement knowing the risks that Merchant’s business may decline or fail, and Purchaser assumes these risks based on Merchant’s representations, warranties, and covenants in this Agreement, which are designed to give Purchaser a reasonable and fair opportunity to receive the benefit of its bargain.

FOR THE AVOIDANCE OF DOUBT, THIS FUTURE RECEIVABLES SALE AGREEMENT IS BY AND BETWEEN MERCHANT, THE PURCHASER AND THE UNDERSIGNED PRINCIPAL OR PRINCIPALS. ANY INDEPENDENT SALES ORGANIZATION OR BROKER THAT PLAYED A ROLE IN THE INTRODUCTION OF MERCHANT TO THE PURCHASER IS IN NO WAY AUTHORIZED TO ACT AS AN AGENT OF, OR BIND PURCHASER IN ANY MANNER, WHATSOEVER. THE INDEPENDENT SALES ORGANIZATION OR BROKER DOES NOT HAVE THE AUTHORITY OR RIGHT TO MAKE, ALTER, MODIFY, OR DISCHARGE ANY CONTRACT, AGREEMENT, OR ANY PORTION THEREOF THAT MAY BE ENTERED INTO BY AND BETWEEN MERCHANT AND PURCHASER. MERCHANT IS HEREBY ADVISED AND AFFIRMATIVELY ACKNOWLEDGES ITS UNDERSTANDING THAT IT IS NOT TO CHANGE ITS POSITION IN RELIANCE UPON ANY REPRESENTATIONS OR PROMISES MADE BY AN INDEPENDENT SALES ORGANIZATION OR BROKER, UNLESS EXPRESSLY AUTHORIZED BY THE PURCHASER, IN WRITING, ON PURCHASER’S LETTERHEAD.

2.

Fees. Purchaser does not charge interest, late fees, or broker fees. Purchaser purchases the Future Receivables at a discount. A setup fee in the amount of 3% will be paid by Merchant to Purchaser at the time of sale via setoff against the Purchase Price. This setup fee covers the costs incurred by Purchaser as a result of underwriting, evaluating and analyzing Merchant’s business, pursuant to Merchant’s request.

3.

Right to Cancel. Merchant may cancel this transaction provided that it is no later than one (1) day after Merchant receives written approval that the Merchant has been approved for funding from Purchaser. Merchant must return the entire Purchase Price to Purchaser. Any setup fees charged by Purchaser are non-refundable.

4.

Purchased Percentage and Remittance Method. Purchaser cannot increase the Purchased Percentage without Merchant’s consent. Purchaser agrees to accept the daily remittance of the Purchased Percentage: by debiting, via ACH, Merchant’s bank account (“Direct Debit”).Purchaser may, in its sole discretion, upon notice to Merchant, change the method by which it will accept the remittance of the Purchased Percentage.

Merchant irrevocably authorizes Purchaser or its designated successor or assignee to initiate a debit of the Purchased Percentage via Automatic Clearing House (“ACH”) from Merchant’s authorized bank account (“Direct Debit Account”) or other Approved Accounts, as defined in the Terms and Conditions section of this Agreement. Merchant authorizes Purchaser to debit, via ACH, the Direct Debit Account for the Purchased Percentage each business day until such time as the Amount Sold has been remitted in full.

Merchant understands that due to the delay of the receipt of data by Purchaser and the operations and rules of the ACH system under the National Automated Clearing House Association (“NACHA”), the Direct Debit method may result in a mismatch between the timing of the receipt of Future Receivables and of the debit. If Purchaser withdraws an incorrect amount from the Direct Debit Account, Merchant authorizes Purchaser to cure and correct the error, after Merchant notifies Purchaser. Merchant understands and agrees that the Dollar Amount of Purchased Percentage is calculated from the financial information that the Merchant provided and is obligated to continually provide to the Purchaser. Merchant agrees to follow the NACHA rules.

In the event of default of Merchant’s obligations under the Agreement, including, without limitation, if Merchant changes its Direct Debit Account, blocks Purchaser’s ACH withdrawals, or otherwise hinders or impedes the exercise of Purchaser’s rights hereunder, Merchant authorizes Purchaser to debit any of the Merchant’s Approved Accounts for any portion of the Purchased Percentage that was not remitted, in breach of this Agreement. Further, Merchant authorizes all of its banking institutions to accept and to charge any debit entries initiated by Purchaser to any of Merchant’s bank accounts.

Merchant understands that the foregoing ACH authorization is a fundamental condition to induce Purchaser to enter into the Agreement. Consequently, such authorization is intended to be irrevocable. If Merchant terminates its ACH authorization, Purchaser may deem such termination to be an Event of Default.

5.

Calculation of Dollar Amount of Purchased Percentage. Purchaser bases its calculation of the dollar amount to which the Purchased Percentage correlates (“Dollar Amount of Purchased Percentage”), on the financial information submitted by Merchant to Purchaser. The Dollar Amount of Purchased Percentage was calculated by evaluating at least the preceding three (3) months of Merchant’s bank statements. Purchaser added the total amount of each month’s deposits and then deducted any amounts that did not appear to represent proceeds derived from the sale of Merchant’s products or services; that number represents the gross monthly revenue of Merchant. The total gross monthly revenue for those months was summed, then divided by the number of calendar months over which that revenue was generated; this is the average monthly revenue. The percentage set forth as the Purchased Percentage, above, was then applied to the average monthly revenue; this is the dollar amount that correlates to the percentage of receivables that Merchant sold to Purchaser. The dollar amount correlating to that percentage of average monthly revenue was then divided by twenty-one (the average number of business days in a calendar month); this is the Dollar Amount of Purchased Percentage. This calculation utilizes the average number of business days in a month, not the average number of calendar days, since Purchaser only collects the Dollar Amount of Purchased Percentage on business days. Every day but Saturdays, Sundays, and days on which the Federal Reserve is closed shall be considered a business day. By executing this Agreement, Merchant hereby acknowledges that the Dollar Amount of Purchased Percentage, above, accurately represents Purchased Percentage, and that Purchaser’s analysis of financial information that Merchant provided and the corresponding calculations are correct. The amount reflected in the Dollar Amount of Purchased Percentage will be debited each business day for the first calendar month of this Agreement, as it represents Merchant’s most up-to-date financial information.

In order to ensure that Purchaser’s debits represent the actual Purchased Percentage that Merchant sold to

Purchaser, Merchant shall provide full monthly bank statements for all Approved Accounts within ten (10) days of receipt for Purchaser’s analysis. If the updated bank statements reflect a change in the Future Receivables, the dollar amount debited by Purchaser will change, accordingly, to accurately reflect the Purchased Percentage. If the Merchant fails to provide an updated bank statement for a calendar month, Merchant agrees that it is affirmatively representing to Purchaser that the Future Receivables have not changed from the prior month and that the dollar amount being remitted to Purchaser accurately reflects the Purchased Percentage. If, at any time during the term of this Agreement, Merchant submits updated bank statements for any calendar month, Purchaser may request and Merchant shall provide, any and all updated bank statements since the date of execution of this Agreement. Upon receipt of the bank statements, Purchaser shall analyze and determine whether the total dollar amount debited by Purchaser is greater than the actual Purchased Percentage of Future Receivables that Merchant sold to Purchaser. If so, at Merchant’s election, Purchaser shall: (i) credit Merchant the difference between the dollar amount debited and the actual Purchased Percentage; (ii) suspend any further ACH withdrawals until Merchant generates Future Receivables such that the Purchased Percentage of those Future Receivables is equivalent to the amount previously debited in excess of the actual Purchase Percentage of Future Receivables that Merchant sold to Purchaser; or (iii) adjust the dollar amount debited to accurately reflect the Purchased Percentage. If the updated bank statements reflect that the amounts debited by Purchaser are less than the actual Purchased Percentage, at Merchant’s election, Merchant shall either: (i) promptly pay the difference between the actual Purchased Percentage and the amounts debited by Purchaser; or (ii) double the Dollar Amount of Purchased Percentage until Merchant remits the actual Purchased Percentage of Future Receivables that Merchant sold to Purchaser.

Purchaser agrees to analyze Merchant’s bank statements and other pertinent financial information that Purchaser may request when Merchant provides that information to Purchaser, but Merchant understands and acknowledges that the initial analysis of Merchant’s bank statements may not take place until 45-60 days after Purchaser furnishes the Purchase Price to Merchant. Furthermore, Merchant affirmatively acknowledges that the Dollar Amount of the Purchase Percentage accurately reflects Merchant’s normal, average revenue stream, based upon Merchant’s prior business history. If Merchant experiences an abnormal increase or decrease in its monthly revenue stream, Merchant agrees that it shall provide supporting documentation to Purchaser demonstrating the abnormal increase or decrease in Merchant’s revenue for a particular month. Merchant agrees that it shall continue to provide aforementioned supporting financial documentation for subsequent months if the abnormal increase or decrease in revenue persists. Merchant agrees that if it fails to provide financial documentation for subsequent months, it is affirmatively representing to Purchaser that its revenue stream has returned to normalcy, and that the Dollar Amount of Purchased Percentage is an accurate representation of the Purchased Percentage for those months in which Merchant does not provide such information.

Merchant affirmatively agrees that it has sole and exclusive control over its bank statements, which are the only source from which Purchaser can verify and confirm that the receivables are generated by Merchant. Merchant further affirmatively agrees that upon request by the Purchaser, it will produce all requested bank statements, and if Merchant fails to do so, Purchaser may deem such failure to be an Event of Default which will entitle Purchaser to all Future Receivables generated by Merchant, until Purchaser receives the Amount Sold. Moreover, Merchant further understands and agrees that its production of its bank statements to Purchaser are the only evidence that the Purchaser will use and rely on to ensure that Purchaser’s debits represent the actual Purchased Percentage that Merchant sold to Purchaser. If Merchant fails to produce requested bank statements to Purchaser, then by such failure, Merchant is affirmatively representing that the Dollar Amount of Purchased Percentage is an accurate representation of the Purchased Percentage and that such Receivables have been and continue to be generated accordingly. If Merchant grants Purchaser electronic view only access to its bank accounts, Merchant understands and agrees that such access is granted subject to paragraph 4 of the Terms and Conditions, attached hereto and incorporated by reference herein, and that Purchaser will not use such access to perform an analysis of the Purchaser’s accounts to determine whether the Purchaser’s debits represent the actual Purchased Percentage that Merchant sold to Purchaser.

6.

Timing, Method of Payment by Purchaser. Purchaser will pay the Purchase Price or any portion thereof to Merchant at a time and by a method at Purchaser’s discretion. Before executing this Agreement, Purchaser may conduct a processing trial to determine whether the Purchased Percentage will be correctly processed and reported to Purchaser. If the processing trial is not completed to Purchaser’s satisfaction, it will refund to Merchant all funds retained during the processing trial.

7.

Merchant  expressly acknowledges that Purchaser’s acceptance of this Agreement is contingent upon subsequent verification of certain information provided by Merchant. By executing this Agreement, Merchant offers to sell the Future Receivables to Purchaser, subject to the terms hereunder, and Purchaser shall not be deemed to have accepted this Agreement, nor shall it become binding, until Purchaser affirmatively acknowledges its acceptance by paying the Purchase Price to Merchant.

8.

Merchant and any individual signing on Merchant’s behalf, or in his/her individual capacity as the Principal (as defined in the Terms and Conditions) of Merchant, below, agree that he/she has read, understands, and agrees to abide by these foregoing contract terms and all provisions contained in the Terms and Conditions attached hereto and incorporated by reference herein, including without limitation Section 6 of the Terms and Conditions entitled “Individual Liability of Principal(s) for Breach of Representations, Warranties and Covenants” and the binding arbitration provision within Section 10 of the Terms and Conditions. Furthermore, the persons signing below on behalf of any entity represent that they are authorized and empowered to execute this Agreement on behalf of the entity for which they are signing, and that the execution, delivery, and performance under this Agreement is duly authorized by the entity for which they are signing. Merchant and any individual signing on Merchant’s behalf, or in his/her individual capacity as the Principal (as defined in the Terms and Conditions) of Merchant, understand and agree that Purchaser may assign this Agreement, or any claims arising from, or rights granted to Purchaser pursuant to, this Agreement, without restriction or limitation, including without limitation the right to file a lawsuit, litigate, and/or otherwise resolve any claims against the Principal(s) arising from this Agreement, including without limitation a claim for a breach of Section 6 of the Terms and Conditions.

PURCHASER:	MERCHANT:

By:	By:	/s/ Charles O'Dowd

Print Name:	Print Name:	Charles O'Dowd

Title:	Title:	Owner

Date:	Date:	Aug 8, 2019

	PRINCIPAL:	/s/ Charles O'Dowd

	Print Name:	Charles O'Dowd

	Date:	Aug 8, 2019

ADDITIONAL PRINCIPAL:

Print Name:

Date:

TERMS AND CONDITIONS

1.     These Terms and Conditions are incorporated into any Future Receivables Sale Agreement (an “FRSA”) between Purchaser and Merchant, (together, the “Agreement”) and together with all Merchant’s answers and other disclosures on the Merchant Verification Form, all of which are fundamental representations made by Merchant for the purpose of inducing Purchaser to enter into this Agreement, are the entire agreement between the parties and supersede all prior agreements, undertakings, negotiations, and discussions, whether oral or written, of the parties.

2.     Merchant’s Representations, Warranties and Covenants. Merchant represents, warrants, and covenants that at all times that any portion of the Amount Sold remains unpaid: (i) the Future Receivables are not and will not be voluntarily subjected to any claims, charges, liens, restrictions, encumbrances or security interests of any nature, unless previously disclosed to Purchaser and to which Purchaser consented in writing; (ii) Merchant has not and will not sell the Future Receivables to any other party without Purchaser’s express, prior written consent; (iii) Merchant will not change or add credit card processors, take any action to discourage the use of any electronic payment cards, or cause a diversion of any of Merchant’s Future Receivables, without the prior, written consent of Purchaser; (iv) Merchant will use the Purchase Price solely for business purposes and not for personal, family, or household expenses; (v) Merchant is financially solvent (i.e. the assets that Merchant owns exceed the value of Merchant’s liabilities and Merchant is able to pay its obligations as they come due) as of the date of this Agreement and anticipates that it will remain solvent; (vi) Merchant will not conduct its business under any name, or through any entity, other than the entity that is printed on the FRSA, will not change its business location(s), and will not temporarily or permanently close its business for renovations or for any other purpose without the prior, written consent of Purchaser; (vii) Merchant acknowledges that this is not a loan and agrees that it will not enter into any agreement with a third party that offers debt restructuring, debt settlement, debt management, debt balance reduction, creditor reduction, creditor negotiation, financial mitigation or other similar services, as they are not applicable to this Agreement; (viii) Merchant will not undertake any transaction involving the sale of any part of Merchant’s business without Purchaser’s prior, written consent; (ix) Merchant will not willingly forfeit control of its business without Purchaser’s prior, written consent; (x) Merchant has not filed for protection under any chapter of the Bankruptcy Code in the last six months, has not consulted with a bankruptcy attorney in the last six months, and is not currently contemplating the filing of a bankruptcy proceeding or closing Merchant’s business; (xi) all information provided by Merchant to Purchaser is true, accurate and correct; (xii) Merchant possesses and will maintain adequate insurance coverage to protect against all risks that are necessary to protect its business and will show proof upon demand; (xiii) Merchant has been, and is currently, in compliance will all statutes, rules, ordinances, or other laws or regulations governing permits, licenses, and approvals that are necessary to conduct its business, and has paid, and will continue to pay, all necessary local, state, and federal taxes and fees; (xiv) Merchant and the person(s) signing this Agreement on behalf of Merchant have full power and authority to enter into and perform under this Agreement; (xv) Merchant will sign all documents that Purchaser deems necessary to perform under this Agreement, and will provide Purchaser copies of all bank statements, documents related to Merchant’s credit card processing activity, or other documents related to Merchant’s financial and banking affairs (including copies of tax returns), within five (5) days of Purchaser’s request; (xvi) Purchaser shall have the right to inspect, audit, check and make copies of any of the books, records, journals, orders, receipts, correspondence that relate to Merchant’s accounts or other transactions between the parties thereto and the general financial condition of Merchant; (xvii) Merchant will permit Purchaser or its agent to conduct site inspections of Merchant’s business, at any reasonable time this Agreement is in effect, without prior notice to Merchant and shall permit the site inspector to photograph the interior and exterior of any of Merchant’s places of business, including any signage; (xviii) Merchant is not in default of any agreement with any creditor with which it established a relationship prior to the execution of this Agreement, nor has Merchant entered into any forbearance agreement with a creditor unless it has been previously disclosed to Purchaser, and to which Purchaser consented in writing; (xix) Merchant will not share its portal log- on credentials, provided by Purchaser, with any non-party to this Agreement; (xx) Merchant acknowledges that Purchaser has agreed to purchase its Future Receivables based upon Merchant’s current operational structure and business plan, and agrees that it shall not enter into any transaction, such as the sale, assignment, pledge, or alienation, in any form, of stock or assets that could result in a change of control or devaluation of Merchant, or make any material change in operational structure or business plan of Merchant, without Purchaser’s prior written consent; and (xxi) in the event that business revenue has declined or the business has ceased operations, Merchant shall provide all bank statements and other documents demonstrating the same.

3.     Authorization to Obtain Credit and Background Reports. By signing this Agreement, Merchant and each individual signing this Agreement are providing “written instructions” to Purchaser under the Fair Credit Reporting Act authorizing Purchaser to obtain information in the form of business and personal credit reports and other information from, but not limited to, TransUnion, Thompson Reuters, and/or LexisNexis. The report(s) that Purchaser obtains may include, without limitation, the business’s or individuals’ credit history or similar characteristics, employment and education verifications, social security verification, criminal and civil history, and Department of Motor Vehicle records, or related information. Any reports obtained may be used by Purchaser to determine if it will proceed with the purchase of the Future Receivables from Merchant. Purchaser is authorized to update such information and financial and credit profiles from time to time as it deems appropriate.

4.     Approved Accounts and Monitoring. Merchant shall maintain an account (the “Direct Debit Account”) into which its Future Receivables will be deposited, and will not change or add bank accounts without the prior, written approval of Purchaser. All bank accounts that have been approved by Purchaser shall be “Approved Accounts.” Merchant agrees to complete all necessary forms to establish the Direct Debit Account and will ensure that all Future Receivables are deposited in, or otherwise immediately credited to, the Direct Debit Account until Merchant remits the total Amount Sold to Purchaser. Merchant will provide Purchaser and its authorized agents with all information, authorizations, and passwords necessary for verifying Merchant’s receivables, receipts, and deposits into the Direct Debit Account. Merchant authorizes Purchaser to contact Merchant’s current and prior banking institutions to get information Purchaser deems necessary to review and evaluate Merchant’s application or to monitor Merchant’s Approved Accounts, Direct Debit Account, or any other bank account Merchant or Merchant’s agent later provides to Purchaser. However, it shall be incumbent upon the Merchant, and Merchant shall have the affirmative duty and obligation, to furnish its monthly bank statements to Purchaser, in order to ensure that all ACH debits accurately correspond to the Purchased Percentage, and to produce its bank statements upon request by Purchaser. Merchant agrees that the Purchased Percentage of any Future Receivables deposited into an Approved Account will remain in an Approved Account until the daily Purchased Percentage amount of Future Receivables is withdrawn from the Direct Debit Account by Purchaser. Merchant agrees to hold Purchaser harmless for any overdraft fees or rejected transactions that may result from Purchaser ACH debiting of the Purchased Percentage in accordance with the terms of this Agreement.

5.     Security Interest. Merchant acknowledges that it is selling its Future Receivables to Purchaser and that, in accordance with Article 9 of the Uniform Commercial Code, such transaction constitutes either the sale of accounts or general intangibles. The Uniform Commercial Code denotes the seller of accounts or general intangibles as a debtor, and the buyer of accounts or general intangibles as a secured creditor. In order to secure Merchant’s full performance of its obligations under this Agreement, Merchant hereby grants to Purchaser (or one of its affiliates or assignees) a first priority, continuing security interest in and to all of Merchant’s present and future accounts receivable, chattel paper, deposit accounts, personal property, assets and fixtures, general intangibles, instruments, equipment, inventory wherever located, and proceeds now or hereafter owned or acquired by Merchant. Upon any Event of Default, Purchaser may exercise all remedies available to secured parties under the Uniform Commercial Code or any other applicable law. Merchant also consents to Purchaser’s creation and perfection of all instruments that Purchaser determines are reasonably necessary to perfect Purchaser’s rights under this security interest including, without limitation, a UCC-1 financing statement.

6.     INDIVIDUAL LIABILITY OF PRINCIPAL(S) FOR BREACH OF REPRESENTATIONS, WARRANTIES AND COVENANTS. By signing the FRSA in his/her individual capacity (each such signer, a “Principal” of the Merchant), in the event that Principal(s) causes, allows, or fails to prevent Merchant’s breach or violation of any of the representations, warranties and covenants in Section 2 of the Terms and Conditions, Principal(s) hereby assumes and, jointly and severally, guarantees the full, complete and timely performance of all of Merchant’s obligations under the Agreement. If Principal(s) causes or allows Merchant to intentionally act in any manner or intentionally make any omission such that either the act or omission would constitute an Event of Default pursuant to Section 7 of the Terms and Conditions of the Agreement, Principal(s) hereby agrees to be personally liable for Merchant’s failure to perform any and all of Merchant’s obligations under this Agreement. All parties hereto agree that Principal(s) is agreeing to guaranty performance, not payment or collection. It shall not constitute an Event of Default if Merchant’s Future Receivables decline sharply or Merchant goes out of business or ceases to operate, naturally, and in the normal, ordinary course of business, and the decline in business is not a result of an intentional act or omission by Merchant, Principal(s) or their agents, officers, or representatives. However, in the event that business revenue has declined or the business has ceased operations, Merchant shall provide all bank statements and other documents demonstrating the same, and showing that because of factors beyond its control, that Merchant did not directly, or indirectly, act or fail to act in a manner that would compromise the solvency or financial health of Merchant, and failure to do the same will constitute an Event of Default pursuant to Section 7 of the Terms and Conditions of the Agreement. Purchaser may enforce its rights against any Principal before, during, or after any enforcement against Merchant, or without any enforcement against Merchant. Principal’s obligations are continuing and shall remain in full force and effect and shall not be released, discharged or affected by any reason or thing except by Purchaser’s written release. If payment of any sum by Merchant is recovered as a preference or fraudulent conveyance under any bankruptcy or insolvency law, the liability of any Principal under this guaranty shall continue and remain in full force and effect notwithstanding such recovery. Each Principal acknowledges receiving a copy of this Agreement and having read the terms of this Agreement. Each Principal’s signature on the FRSA will serve as confirmation that Principal(s) understands all terms and conditions of this Agreement. Each Principal agrees that this guaranty is continuing and absolute and that Purchaser may compromise with, settle with, or release any other obligor under this Agreement without notice to, or consent by, Principal(s) and without affecting Principal’s liability. For the avoidance of doubt, if an Event of Default should occur or Merchant breaches the representations, warranties and covenants in Section 2, Principal(s) agree to assume liability for (i) all damages sustained by Purchaser; (ii) any and all costs, including reasonable attorneys’ fees, incurred by Purchaser in connection with the defense, protection or enforcement of Purchaser’s rights under this Agreement; and (iii) all other remedies available to Purchaser under applicable law.

7.     Events of Default. Merchant shall be in default of the Agreement should any of the following events occur: (i) Merchant makes any misrepresentation hereunder or breaches any warranty, agreement, promise or covenant in this Agreement; (ii) Merchant instructs its banking institution to stop payment on any authorized ACH withdrawal initiated by Purchaser; (iii) Merchant fails to remit the purchased percentage of the Merchant’s receivables and fails to provide bank statements and other documents demonstrating that business revenue has declined or that the business has ceased operations; (iv) Merchant applies for, or agrees to, any merchant cash advance or any other form of financing without the prior, written consent of Purchaser; (v) the sale of any of Merchant’s assets outside the ordinary course of business or material change to the operational structure or business plan of the business, without Purchaser’s prior, written consent; (vi) the sale of any of Merchant's Future Receivables, without Purchaser's prior, written consent; (vii) Merchant deliberately depletes the balance in any Approved Account; (viii)

Merchant diverts funds away from any Approved Account or changes its Processor, without prior, written authorization from Purchaser; or (ix) Merchant otherwise obstructs, hinders, or interferes with the remittance of the Amount Sold to Purchaser through any other deliberate act, or omission by or on behalf of Merchant.

8.     Remedies on Events of Default. Upon any Event of Default enumerated in Section 7, above: (i) Merchant agrees that Purchaser shall be entitled to all Future Receivables generated by Merchant, until Purchaser receives the Amount Sold; (ii) Purchaser may exercise any and all remedies available to secured creditors under the Uniform Commercial Code; (iii) Purchaser may elect to rescind this Agreement in its entirety; (iv) the prevailing party in any action will be entitled to any and all costs, including reasonable attorneys’ fees, in connection with the defense, protection or enforcement of rights under this Agreement; and (v) Purchaser will otherwise be entitled to all remedies available to it under applicable law.

9.     Governing Law, Forum Selection, and Waivers. The parties agree and acknowledge that this Agreement is accepted, executed and performed in the State of Florida. The parties to this agreement further agree and acknowledge that all Future Receivables are to be remitted to Purchaser at its principle place of business in Broward County, Florida. This Agreement will be governed by and enforced in accordance with the laws of the State of Florida, without regard to principles of conflict of laws to the extent such principles would require application of any other law. All parties agree that all legal proceedings and any other action or claim arising out of or relating to this Agreement, or a transaction that is subject, or relates in any way, to this Agreement, whether based in contract, statute, tort or otherwise, shall be held in the mandatory and exclusive forum and venue of the state courts in Broward County, Florida, and waive the right to remove any proceedings or action to, federal court. This forum selection clause and choice of law provision shall be construed as mandatory, rather than permissive, and no action may be brought in any other state or jurisdiction. The parties herby waive any claim against or objection to venue in, and in personam jurisdiction of, the state courts in Broward County, Florida. The parties hereby irrevocably waive any objection, defense, and any right of immunity on the grounds of venue or the inconvenience of the forum, or to the jurisdiction of such courts, or from the execution of judgments resulting therefrom. ALL PARTIES HEREBY WAIVE TRIAL BY JURY IN ANY LAWSUIT ARISING OUT OF, OR RELATED, IN ANY WAY, TO THIS AGREEMENT, OR ANY TRANSACTION ARISING OUT OF, THAT IS THE SUBJECT OF, OR RELATES IN ANY WAY TO THIS AGREEMENT.

10.     DISPUTE RESOLUTION. THE PARTIES SHALL RESOLVE ANY CLAIMS, DISPUTES, OR CONTROVERSIES ARISING OUT OF, OR RELATED IN ANY WAY, TO THIS AGREEMENT BY NEUTRAL, BINDING ARBITRATION IN BROWARD COUNTY, FLORIDA, UNLESS THE PARTIES MUTUALLY AGREE ON A DIFFERENT LOCATION. THE ARBITRATION ORGANIZATION, AMERICAN ARBITRATION ASSOCIATION (“AAA”), WILL BE UTILIZED, UNLESS THE PARTIES MUTUALLY AGREE TO USE ANOTHER ORGANIZATION. THE ARBITRATION ORGANIZATION SHALL APPLY THE APPROPRIATE RULES FOR COMMERCIAL CLAIMS TO ARBITRATE THE DISPUTE. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT THAT HAS JURISDICTION. NO CLAIM SUBMITTED TO ARBITRATION WILL BE HEARD BY A JURY. THE PARTIES SHALL MUTUALLY AGREE UPON AN ARBITRATOR. IF THE PARTIES CANNOT AGREE ON AN ARBITRATOR, EACH PARTY WILL CHOOSE THEIR OWN ARBITRATOR, THEN THOSE TWO ARBITRATORS SHALL MUTUALLY AGREE UPON A THIRD ARBITRATOR, WHICH SHALL GOVERN THE ARBITRATION. ARBITRATION WILL BE GOVERNED BY THE FEDERAL ARBITRATION ACT (9 U.S.C. § 1 ET. SEQ.) AND NOT BY ANY STATE LAW CONCERNING ARBITRATION. THIS SECTION 10 WILL SURVIVE ANY TERMINATION OR TRANSFER OF THIS AGREEMENT. IF ANY PART OF THIS ARBITRATION CLAUSE, OTHER THAN WAIVERS OF CLASS ACTION RIGHTS, AS SET FORTH BELOW, IS DEEMED OR FOUND TO BE UNENFORCEABLE FOR ANY REASON, THE REST WILL REMAIN ENFORCEABLE. IF A WAIVER OF CLASS ACTION RIGHTS IS DEEMED OR FOUND TO BE UNENFORCEABLE FOR ANY REASON IN A CASE IN WHICH CLASS ACTION ALLEGATION HAVE BEEN MADE, THE REMAINDER OF THIS ARBITRATION CLAUSE WILL BE UNENFORCEABLE. YOU CAN DECLINE THIS AGREEMENT TO ARBITRATE BY SUBMITTING A WRITTEN REQUEST TO OPT OUT OF ARBITRATION WITHIN THIRTY (30) DAYS OF EXECUTION OF THIS AGREEMENT. THE WRITTEN REQUEST SHOULD BE SENT TO OPTOUT@KNIGHTCAPITALFUNDING.COM OR SENT BY CERTIFIED MAIL RETURN RECEIPT REQUESTED TO KNIGHT CAPITAL FUNDING, C/O LEGAL DEPARTMENT, 9 E. LOOCKERMAN STREET, STE 202-543, DOVER, DE 19901.

FURTHERMORE, ALL PARTIES HERETO AGREE THAT NEITHER WILL JOIN ANY CLAIM WITH THE CLAIM OF ANY OTHER PERSON OR ENTITY IN A LAWSUIT, ARBITRATION OR OTHER PROCEEDING; THAT NO CLAIM ANY PARTY HAS AGAINST THE OTHER SHALL BE RESOLVED ON A CLASS-WIDE BASIS; AND THAT NEITHER PARTY WILL ASSERT A CLAIM IN A REPRESENTATIVE CAPACITY ON BEHALF OF ANYONE ELSE. EACH PARTY HERETO WAIVES ANY RIGHT TO ASSERT ANY CLAIMS AGAINST ANY OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY PUBLIC POLICY. TO THE EXTENT ANY PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST ANY OTHER PARTY, THE PARTIES HEREBY AGREE THAT: (i) THE PREVAILING PARTY WILL NOT BE ENTITLED TO RECOVER ATTORNEYS’ FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT); AND (ii) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.

11.     Telephone Monitoring, Recording and Contacts. Merchant and Principal(s) agree that any call between Purchaser (and its agents, employees, and representatives), Merchant, (and its agent, employee or representative of Merchant), and/or

Principal(s) may be monitored and recorded. Merchant and Principal(s) expressly consent to conduct business by electronic means, including sending and receiving messages electronically, via SMS or MMS messages (including text messages), artificial or prerecorded voice messages and automatic dialing technology, at any telephone number that Merchant and/or Principal(s) or its representatives provided or may provide in the future (including any cellular telephone number), even if the telephone number is currently listed on any internal, corporate, state, federal or national Do-Not-Call (DNC) list. Merchant and Principal(s) further agree that: (i) it has an established business relationship with Purchaser and may be contacted periodically by Purchaser regarding transactions with Purchaser; (ii) such contacts are not considered unsolicited or inconvenient. Merchant and Principal(s) further authorize Purchaser, and its affiliate companies, and those acting on its behalf to deliver or cause to be delivered advertisements or telemarketing messages, including calls, text messages, SMS and MMS messages using an automatic telephone dialing system (often referred to as an autodialer) or an artificial or prerecorded voice, to the telephone numbers you have provided or will provide in the future (including any cellular telephone number), even if the telephone number is currently listed on any internal, corporate, state, federal or national Do-Not-Call (DNC) list. Merchant and Principal(s) are not required to agree to this Section 11 in order to enter into this Agreement. If Merchant or Principal(s) wishes to opt out of this Section, or if Merchant or Principal(s) wants to change how Purchaser contacts them, including with respect to any telephone number that Purchaser may use, please call Purchaser at (855) 462-4249 (and select Customer Service from the menu prompts) or send an e-mail to optout@knightcapitalfunding.com.

12.     Waiver. Purchaser’s failure to exercise, or delay in exercising, any right under this Agreement, will not constitute a waiver of such right, nor will any single or partial exercise by Purchaser of any right under this Agreement preclude the future exercise of any other right.

13.     Irreparable Harm. The parties expressly agree and acknowledge that a violation of this Agreement by Merchant will cause Purchaser irreparable injury, not adequately compensable by monetary damages. Merchant therefore agrees that in the event it breaches this Agreement, Purchaser shall be entitled to, as a matter of right, equitable relief in the form of, but not limited to a restraining order, an injunction, a decree or decrees of specific performance, or any other form of adequate equitable relief in a court of competent jurisdiction, in addition to any other remedies available at law or in equity.

14.     Indemnity. Merchant will indemnify, defend and hold Purchaser harmless from and against all lawsuits, costs, causes of action, judgments, complaints, orders, and claims, including, without limitation, attorneys’ fees arising from or relating to any claim that Merchant has breached this Agreement or that any representation, warranty, or statement Merchant has made is not accurate. Purchaser will notify Merchant of any claim for indemnity hereunder, select counsel of Purchaser’s choice, and Merchant will promptly pay all defense costs and satisfy any judgments.

15.     RELEASE AND LIMITATION OF LIABILITY. MERCHANT AND PRINCIPAL(S) AGREE TO HOLD PURCHASER HARMLESS FOR, AND RELEASE PURCHASER FROM, ANY AND ALL CLAIMS, DEMANDS, DAMAGES, ACTIONS, CAUSES OF ACTION, SUITS IN EQUITY OF WHATEVER KIND OR NATURE, IN EXCESS OF $1,000, WHICH MAY RESULT FROM ANY AND ALL ACTS OR OMISSIONS OF PURCHASER OR ANY PURCHASER’S AGENTS, EMPLOYEES, REPRESENTATIVES, OR ASSIGNEES (INCLUDING NEGLIGENT ACTS OR OMISSIONS, REGARDLESS OF WHETHER OR NOT THOSE ACTIONS OR OMISSIONS CONSTITUTE GROSS NEGLIGENCE). MERCHANT AND PRINCIPAL(S) AGREE THAT REGARDLESS OF ANY CLAIMS MERCHANT OR PRINCIPAL(S) MAY HAVE AGAINST PURCHASER, MERCHANT’S AND PRINCIPAL’S SOLE REMEDY WILL BE AN ACTION AT LAW, AND THAT MERCHANT WILL NOT BE ENTITLED TO AND HEREBY WAIVES ANY AND ALL CLAIMS FOR PUNITIVE, EXEMPLARY, CONSEQUENTIAL, STATUTORY, OR SPECIAL DAMAGES AND LOST PROFITS OF ANY KIND. IF MERCHANT OR PRINCIPAL FILES AN ACTION AGAINST PURCHASER AND PURCHASER IS THE PREVAILING PARTY, MERCHANT AND/OR PRINCIPAL AGREE TO PAY ALL OF PURCHASER’S ATTORNEYS’ FEES AND COSTS INCURRED IN THE MATTER.

16.     Account Information from Third Party Sites. Merchant and Principal(s) authorize Purchaser to retrieve company and personal information, respectively, from third-party financial institutions with which Merchant or Principal(s) have relationships. Purchaser may work with one or more online financial service providers under contract to access this account information and review bank statements, including Yodlee, Inc. and Clarilogic, Inc. d/b/a DecisionLogic (“Approved Service Providers”).

By accepting these Terms and conditions, Merchant and Principal(s) authorize Purchaser and Approved Service Providers to access third party sites designated by Merchant and Principal(s), to retrieve information requested by Merchant, and to register for accounts requested by Merchant. Merchant hereby grants Purchaser and Approved Service Providers a limited power of attorney, and Merchant hereby appoints Purchaser and Approved Service Providers as Merchant's true and lawful attorney-in-fact, to access third-party internet sites, servers, or documents, retrieve information, and use Merchant's information, with the full power and authority to do and perform every act and thing necessary to accomplish those means. MERCHANT ACKNOWLEDGES AND AGREES THAT WHEN PURCHASER AND APPROVED SERVICE PROVIDERS ACCESS AND RETRIEVE INFORMATION FROM THIRD PARTY SITES, PURCHASER AND APPROVED SERVICE PROVIDERS ARE ACTING AS MERCHANT'S AGENT, AND NOT THE AGENT OF, OR ON BEHALF OF, THE THIRD PARTY AND AGREES TO HOLD PURCHASER AND APPROVED SERVICE PROVIDERS HARMLESS AGAINST ALL

CLAIMS THAT MAY ARISE AGAINST THE THIRD PARTY SITES. Merchant understands and agrees that the Service (as defined below) is not endorsed or sponsored by any third party account providers accessible through the Service.

17.     DISCLAIMER OF WARRANTIES. MERCHANT EXPRESSLY UNDERSTANDS AND AGREES THAT MERCHANT'S USE OF APPROVED SERVICE PROVIDERS’ SERVICE (“SERVICE”) AND ALL INFORMATION, PRODUCTS AND OTHER CONTENT (INCLUDING THAT OF THIRD PARTIES) INCLUDED IN OR ACCESSIBLE FROM THE SERVICE IS AT MERCHANT’S SOLE RISK. THE SERVICE IS PROVIDED ON AN “AS IS” AND “AS AVAILABLE” BASIS. PURCHASER AND APPROVED SERVICE PROVIDERS EXPRESSLY DISCLAIM ALL WARRANTIES AS TO THE SERVICE AND ALL INFORMATION, PRODUCTS AND OTHER CONTENT (INCLUDING THAT OF THIRD PARTIES) ACCESSIBLE FROM THE SERVICE, WHETHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT. PURCHASER AND ANY APPROVED SERVICE PROVIDERS MAKE NO WARRANTY THAT (i) THE SERVICE WILL MEET MERCHANT'S REQUIREMENTS, (ii) THE SERVICE WILL BE UNINTERRUPTED, TIMELY, SECURE, OR ERROR-FREE, (iii) THE RESULTS THAT MAY BE OBTAINED FROM THE USE OF THE SERVICE WILL BE ACCURATE OR RELIABLE, (iv) THE QUALITY OF ANY PRODUCTS, SERVICES, INFORMATION, OR OTHER MATERIAL PURCHASED OR OBTAINED BY MERCHANT THROUGH THE SERVICE WILL MEET MERCHANT’S EXPECTATIONS, OR (v) ANY ERRORS IN THE TECHNOLOGY WILL BE CORRECTED. ANY MATERIAL OBTAINED THROUGH THE USE OF THE SERVICE IS DONE AT MERCHANT’S OWN DISCRETION AND RISK, AND MERCHANT IS SOLELY RESPONSIBLE FOR ANY DAMAGE TO MERCHANT'S COMPUTER SYSTEM OR LOSS OF DATA THAT RESULTS FROM THE DOWNLOAD OF ANY SUCH MATERIAL. NO ADVICE OR INFORMATION, WHETHER ORAL OR WRITTEN, OBTAINED BY MERCHANT FROM PURCHASER OR APPROVED SERVICE PROVIDERS THROUGH OR FROM THE SERVICE WILL CREATE ANY WARRANTY NOT EXPRESSLY STATED IN THESE TERMS.

18.     LIMITATION OF LIABILITY RELATED TO THE SERVICE. MERCHANT AGREES THAT NEITHER PURCHASER NOR APPROVED SERVICE PROVIDERS NOR ANY OF THEIR AFFILIATES, WILL BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES, INCLUDING, BUT NOT LIMITED TO, DAMAGES FOR LOSS OF PROFITS, GOODWILL, USE, DATA OR OTHER INTANGIBLE LOSSES, EVEN IF PURCHASER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, RESULTING FROM: (i) THE USE OR THE INABILITY TO USE THE SERVICE; (ii) THE COST OF GETTING SUBSTITUTE GOODS AND SERVICES, (iii) ANY PRODUCTS, DATA, INFORMATION OR SERVICES PURCHASED OR OBTAINED OR MESSAGES RECEIVED OR TRANSACTIONS ENTERED INTO, THROUGH OR FROM THE SERVICE; (iv) UNAUTHORIZED ACCESS TO ALTERATION OF MERCHANT’S TRANSMISSIONS OR DATA; (v) STATEMENT OR CONDUCT OF ANYONE ON THE SERVICE; (vi) THE USE, INABILITY TO USE, UNAUTHORIZED USE, PERFORMANCE OR NON-PERFORMANCE OF ANY THIRD PARTY ACCOUNT PROVIDER SITE, EVEN IF THE PROVIDER HAS BEEN ADVISED PREVIOUSLY OF THE POSSIBILITY OF SUCH DAMAGES; OR (vii) ANY OTHER MATTER RELATED TO THE SERVICE.

19.     Content Merchant Provides. Merchant is licensing to Purchaser and its Approved Service Providers any information, data, passwords, materials or other content (“Content”) Merchant provides through or to the Service. Purchaser may use, modify, display, distribute, and create new material, using that content, to provide the Service to Merchant. By submitting Content, Merchant automatically agrees, or promises that the owner of such Content has expressly agreed that, without any particular time limit, and without the payment of any fees, Purchaser may use the Content for the purposes set out above. As between Purchaser and Approved Service Providers, Purchaser owns Merchant's confidential account information.

20.     Proprietary Rights. Merchant is only permitted to use content delivered to Merchant, through Purchaser’s Merchant portal on the Merchant portal or the Service, on the Service. Merchant may not copy, reproduce, distribute, or create derivative works from Purchaser’s Merchant portal or the Service. Further, Merchant agrees not to reverse engineer or reverse compile any of the Purchaser’s Merchant portal or the Service technology.

21.      Miscellaneous. Merchant may not assign this Agreement or any rights and licenses granted hereunder. Purchaser may assign this Agreement, or any claims arising from, or rights granted to Purchaser pursuant to, this Agreement, without restriction or limitation, including without limitation the right to file a lawsuit, litigate and/or otherwise resolve any claims against Merchant and Principal(s) arising from this Agreement, including without limitation a claim for a breach of Section 6 of the Terms and Conditions. This Agreement, including without limitation the performance guarantees provided hereunder, will be binding upon Merchant and Principal(s) and inure to the benefit of Purchaser, its successors and assigns. Certain authorizations effective upon Merchant’s signing of this Agreement (as expressly set forth in this Agreement) will be effective and binding immediately upon Merchant’s signature and will not be deemed withdrawn or revoked should Purchaser determine not to sign the Agreement. In the event o f any inconsistencies between the Terms and Conditions and any FRSA between Purchaser and Merchant, the FRSA will control. No modification of this Agreement will be effective unless it is in writing and signed by each of the parties, except that Purchaser can amend the Agreement, to the extent permitted herein and not otherwise prohibited by law, by giving Merchant prior written notice. If any provisions of this Agreement are determined to be invalid, illegal or unenforceable in any respect, the remaining provisions will not be affected in any manner, and that provision shall be interpreted as modified to the minimum extent necessary to make it enforceable, so long as the law allows such a modification. The signatures to this Agreement may be evidenced by facsimile copies or other electronic means reflecting the party’s signature hereto, including the use of services that comply with the requirements of the ESIGN Act and any such copy or signature shall have the same legal and evidentiary effect as if it were an original signature. This Agreement may be executed in multiple counterparts, each of which will be deemed to be an original, but all of which together will constitute but one and the same instrument. Merchant consents to the electronic delivery of the disclosures, notices, terms and conditions, other documents, and any future changes from Purchaser. Merchant also agrees that Purchaser does not need to provide

Merchant with an additional copy of the disclosures, notices, terms and conditions, and other documents, and any future changes, unless specifically requested. The headings of the sections contained in this agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this agreement. This Agreement is the product of collaboration between the Parties. The Parties acknowledge and agree that each has been given an opportunity to independently review this Agreement with legal counsel, has agreed to the particular language of the provisions here and that this Agreement shall be construed as though both Parties fully participated in the drafting of this Agreement..

ACH AUTHORIZATION AGREEMENT

This Authorization Agreement for Direct Deposit (ACH Credit) and Direct Collections (ACH Debits) is part of (and incorporated by reference into) the Future Receivables Sale Agreement. Merchant should keep this important legal document for Merchant’s records. Any capitalized term(s) that are not otherwise defined shall retain the same meaning set forth in the Future Receivables Sale Agreement.

DISBURSEMENT OF RECEIVABLES SALE PROCEEDS. By signing below, Merchant authorizes Purchaser to disburse the Purchase Price, less the amount of any applicable setup fee, by initiating an ACH credit, wire transfer, or similar means to the bank account indicated below (or a substitute bank account Merchant or Merchant’s agent later provides to Purchaser, including without limitation, other bank account(s) that are presented to Purchaser in consideration of additional funding) (hereinafter referred to as the “Designated Bank Account”) in the disbursal amount set forth in the accompanying Future Receivables Sale Agreement.

COLLECTION OF FUNDS ARISING FROM FUTURE RECEIPTS. By signing below, Merchant authorizes Purchaser to collect amounts Purchaser is entitled to receive under the Future Receivables Sale Agreement by initiating ACH Debits of the Purchased Percentage of Merchant’s daily receivables to the Designated Bank Account each business day until Purchaser receives the Amount Sold. At the time of execution of the Future Receivables Sale Agreement, the Parties agree that the Purchased Percentage equates to the Dollar Amount of Purchased Percentage set forth in the Future Receivables Sale Agreement, and that the Dollar Amount of Purchased Percentage shall be debited each business day. However, Merchant acknowledges and agrees that the Dollar Amount of Purchased Percentage may change and fluctuate so that it directly correlates to the fluctuation of the amount of Future Receivables generated by Merchant.

Merchant authorizes Purchaser to increase the amount of any scheduled ACH debit entry or assess multiple ACH debits for the amount of any previously scheduled payment(s) that was not paid because Merchant’s financial institution was not open or was not able to process ACH transactions. If a transaction is rejected by Merchant’s financial institution for any reason other than termination of this authorization, including without limitation insufficient funds, Merchant understands that Purchaser may, at its discretion, attempt to process the transaction again as permitted under the NACHA Rules. Merchant also authorizes Purchaser to initiate ACH entries to correct any erroneous payment transaction. Merchant understands that Merchant is responsible for ensuring that funds arising from Future Receivables of Merchant remain in the Designed Bank Account each day until Purchaser debits the amount to which it is entitled under the Future Receivables Sale Agreement. Merchant agrees to notify Purchaser promptly if there are any changes to the account and routing numbers of the Designated Bank Account. Purchaser is not responsible for any overdrafts, rejected transactions, or other fees that may result from credits or debits initiated under this Authorization Agreement. This authorization is to remain in full force and effect until Purchaser has received written notification from Merchant at Knight Capital Funding, Attn: Customer Service, 9 E. Loockerman Street, Ste 202-543, Dover, DE 19901, at least 5 banking days prior to its termination, to afford Purchaser a reasonable opportunity to act on it. The origination of ACH transactions to the Designated Bank Account must comply with, and both Merchant and Purchaser agree to be bound by, the provisions of applicable law and the NACHA Rules.

BUSINESS PURPOSE ACCOUNT. By signing below, Merchant attests that the Designated Bank Account was established for business purposes and not primarily for personal, family or household purposes.

The individual signing below on behalf of Merchant certifies that he/she is an authorized signer on the Designated Bank Account. Merchant will not dispute any ACH transaction initiated pursuant to this Authorization Agreement, provided the transaction corresponds to the terms of this Authorization Agreement. Merchant requests the financial institution that holds the Designated Bank Account to honor all ACH entries initiated in accordance with this Authorization Agreement.

By signing below I agree that $823.30 accurately reflects 12.09% of the business’s average daily receivables, and I hereby certify that my responses to the questions above are true, accurate and correct, to the best of my knowledge. Furthermore, I hereby authorize my landlord and credit card processor to discuss confidential account information for the purpose of satisfying the requirements of the Future Receivables Sale Agreement.

Completed and attested by:

Signature	/s/ Charles O'Dowd

Print Name:	Charles O'Dowd

Date:	Aug 8, 2019

FUTURE RECEIVABLES SALE AGREEMENT ADDENDUM

This Addendum pertains to the FUTURE RECEIVABLES SALE AGREEMENT corresponding with APP- 652264 (“FRSA#1”) entered into by and between KNIGHT CAPITAL FUNDING III LLC, ABCO SOLAR, INC.

(“Merchant”), and any party that signed or personally guaranteed the FRSA #1 (“Principal(s)”) and the subsequent FUTURE RECEIVABLES SALE AGREEMENT corresponding with APP-781872 (“FRSA #2”) entered into by and between the undersigned Knight Capital entity (“Purchaser”), the Merchant, and the Principal(s).

Purchaser, Merchant, and Principal(s) (collectively, the “Parties”) acknowledge and agree as follows:

1.     Payment of Unpaid Future Receivables Outstanding under FRSA #1. The Parties agree that the unpaid Future Receivables1 outstanding under the FRSA #1 are $ 21,869.98 (“Unpaid Receivables”). The Unpaid Receivables shall be paid from the proceeds of the Purchase Price from the FRSA #2, in order to satisfy the Amount Sold from the FRSA #1. The Unpaid Receivables do not include any pending remittances which have not settled into Purchaser’s account. If any pending remittances under the FRSA #1 are received after execution of this Addendum, they shall be accredited to unpaid Future Receivables outstanding under FRSA #2.

2.      Terms and Conditions. This Addendum is subject to and made part of the FRSA #1 and the FRSA #2, including the Terms and Conditions which are referenced and incorporated therein.

PURCHASER:		MERCHANT:

By:		By:	/s/ Charles O'Dowd
	(Signature)		(Signature)

Print Name:		Print Name:	Charles O'Dowd

Title:		Title:	Owner

Date:		Date:	Aug 8, 2019

ADDITIONAL PRINCIPAL:		PRINCIPAL:

By:		By:	s/ Charles O'Dowd
	(Signature)		(Signature)

Print Name:		Print Name:	Charles O'Dowd

Date:		Date:	Aug 8, 2019